                RADIUS COMMUNICATION PRODUCTS RESELLER AGREEMENT

    This Radius, Communication Products Reseller Agreement ("Agreement") is made and entered into as of September 22, 1994 ("Agreement Date") at Schaumburg, Illinois, by and between MOTOROLA, INC., a Delaware Corporation having a principal place of business at 1301 E. Algonquin Road, Schaumburg, Illinois 60196 ("Motorola" or "Seller") and Champion Comm. Services, Inc. a Delaware Corporation with a principal place of business at Houston, Tx. ("Buyer" or "Reseller").

1. TERM, PRODUCTS, RETAIL SALE ONLY, AND SALES AGENTS.

     The initial term of this Agreement shall commence as of 9/23/94 and shall continue for a term expiring on June 30th of each year unless sooner terminated as provided in this Agreement. Thereafter, this Agreement shall renew automatically for successive one-year additional terms unless terminated by either party in writing no less than thirty days prior to the expiration date of the initial or any additional term or unless otherwise terminated pursuant to the terms of this Agreement.

     During the term of this Agreement, Buyer agrees to purchase and Seller agrees to sell selected Radius Communication Products as listed on Attachment A to this Agreement ("Products"). Motorola in its sole discretion may revise the list of selected Products from time to time without any liability to Buyer. Also in its sole discretion, Motorola may discontinue the production or sale or modify the design or material specifications of any Products or parts of any Products without any liability or obligations to Buyer or its customers.

     Buyer specifically acknowledges the existence of other products and product lines of Motorola and agrees and consents to the limitation of this Sales Agreement solely to selected Motorola Radius Communication Products as listed on Attachment A, Products and Pricing Schedule, attached to this Agreement and made a part of it.

    Buyer shall sell the Products purchased under this Agreement at retail sale only, (i.e., to end users).

    Additionally, Buyer shall refrain from appointing without the prior written approval of Motorola any sales agent or representative (other than its employees) in connection with the performance of this Agreement. In the event that Motorola grants such approval, it is understood that such appointment shall be made only in the name and for the account of Buyer and shall be for a term no greater than the term of this Agreement. Buyer shall not grant to such sales agent or representative any rights greater than those which are granted by Motorola to Buyer under this Agreement. Buyer shall also impose on such sales agent and representative the same obligations as Motorola has imposed on Buyer under this Agreement for the purpose of protecting the goodwill of Motorola and the Products.

    Buyer shall provide Motorola with information in detail satisfactory to Motorola regarding any sales agent or representative proposed by Buyer for appointment.

2. PRICES.

    The prices for the applicable quantity of Products purchased pursuant to this Agreement shall be as set forth on the Pricing Schedule which is attached to this Agreement as Attachment A, Products and Pricing Schedule. Such prices are subject to change upon thirty days written notice to Buyer.

3. ORDERS, ACCEPTANCE, CREDIT APPROVAL.

    Purchase and sale shall occur only by Motorola's acceptance of Orders submitted by Buyer. An order may be submitted on the Reseller Order form attached to this Agreement as Attachment B and incorporated by reference into it. Such form may be amended from time to time by Motorola. Facsimile, telegraph and verbal orders may also be submitted. Acceptance shall be documented by a Motorola invoice sent to Buyer. Buyer acknowledges and agrees that the invoice is accurate and final unless objected to in writing within ten days of receipt by Buyer.

    Acceptance shall be only upon the terms and conditions of this Agreement and the listed Attachments. The only effect of any terms and conditions in Buyer's purchase orders or elsewhere shall be to request the time and place of delivery and number of Products to be delivered, but they shall not change, alter or add to these terms and conditions in any way. One of the conditions of acceptance is Buyer's obtaining and maintaining credit approval from Motorola. Buyer shall provide Motorola with financial information and statements as requested by Motorola to obtain and maintain Buyers credit approval.

4. CANCELLATION.

     Buyer may cancel an individual order by giving Motorola notice of such cancellation which notice must be received by Motorola at least six or more days prior to the scheduled shipping date of such order. Motorola shall not cancel an individual order when the notice is received by Motorola within five days of the scheduled shipping dale of the order.

5. SHIPPING, DELIVERY, PAYMENT, TITLE AND SECURITY.

     (a) Shipping and handling charges shall be as set forth in Attachment A. Such shipping and handling charges are subject to change upon thirty days written notice to Buyer.

     (b) Each delivery will be separately invoiced without regard to other deliveries. Payment for each invoice will be according to the payment terms set forth in Attachment A. Such payment terms are subject to change upon thirty days written notice to Buyer.

     (c) Shipping or delivery dates are best estimates only. Motorola reserves the right to make deliveries in installments and the contract shall be severable as to such installments. Delivery delay or default of any installment shall not relieve Buyer of its obligation to accept and pay for remaining deliveries. IN NO EVENT SHALL MOTOROLA BE LIABLE FOR INCREASED COSTS, LOSS OF PROFITS OR GOODWILL OR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES DUE TO LATE OR NONDELIVERY OF PRODUCTS.

     (d) Title to Products sold and risk of loss shall pass to Buyer at the shipping point. Buyer grants to Motorola a security interest in and lien upon all of Buyer's now existing or hereinafter acquired inventory of the Products and all of Buyer's accounts, chattel paper, instruments, contract rights, general intangibles, accounts receivable and the proceeds thereof now existing or hereinafter arising out of Buyer's sale or other disposition of the Products. Buyer agrees to cooperate in whatever manner necessary to assist Motorola in perfecting and recording such security interest and lien by completing the UCC 1 form attached to this Agreement as Attachment C and such other security as Motorola may from time to time request, all such security interests and liens to become part of this Agreement.

6. WARRANTY.

    Motorola warrants the Products in accordance with the Limited Warranty attached to the Agreement as Attachment D and made a part of it and makes no representation or warranty of any other kind. This Limited Warranty is extended by Motorola not to Buyer but to the original purchaser of the Products from Buyer and is not assignable or transferable to subsequent purchasers. Buyer, upon the sale of the Products, is authorized to provide this Limited Warranty to its customers and shall deliver to its customers the printed Limited Warranty attached hereto as Attachment D. Buyer shall not issue any warranties or guarantees with respect to the Products which purport to obligate Motorola to any person or entity other than the aforesaid Limited Warranty furnished for the Products by Motorola. Such Warranty may be changed from time to time by Motorola on one hundred twenty days prior written notice to Buyer. SUCH WARRANTY IS GIVEN IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WHICH ARE SPECIFICALLY EXCLUDED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE RADIUS COMMERCIAL WARRANTY DOES NOT APPLY OUTSIDE OF THE FIFTY UNITED STATES AND THE DISTRICT OF COLUMBIA.

7. PATENT, COPYRIGHT AND TRADEMARKS.

    (a) INDEMNIFICATION. Motorola agrees to defend, at its expense, any suits against Buyer based upon a claim that any Motorola-manufactured Products furnished hereunder directly infringe a U.S. patent or copyright and to pay costs and damages finally awarded in any such suit, provided that Motorola is notified promptly in writing of the suit and, at Motorola's request and at its expense, is given control of said suit and all requested assistance for defense of same. If the use or sale of any such Product(s) furnished hereunder is enjoined as a result of such suit, Motorola, at its option and at no expense to Buyer, shall obtain for Buyer the right to use or sell such Product(s), or shall substitute an equivalent Product reasonably acceptable to Buyer and shall extend this indemnity thereto, or shall accept the return of such Product(s) and reimburse Buyer the purchase price therefor less a reasonable charge for reasonable wear and tear. This indemnity does not extend to any suit based upon any infringement or alleged infringement of any patent or copyright by the combination of any such Product(s) furnished hereunder and other elements nor does it extend to any such Product(s) of Buyer's design or formula. The foregoing states the entire liability of Motorola for patent or copyright infringement. IN NO EVENT SHALL MOTOROLA BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING FROM INFRINGEMENT OR ALLEGED INFRINGEMENT OF PATENTS OR COPYRIGHTS.

    (b) COPYRIGHTS AND MASK WORKS. Laws in the United States and other countries preserve for Motorola certain exclusive rights in the Motorola Software, mask works and other works of authorship furnished


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hereunder, including without limitation the exclusive right to prepare works derived from same, reproduce same in copies and distribute copies of same. Such Motorola Software, mask works and other works of authorship may be used in and redistributed only with the Products associated with same. No other use, including without limitation reproduction, modification or disassembly of such Motorola Software, mask works or other works of authorship or exercise of exclusive rights in same, is permitted.

    (c) REVERSE ENGINEERING. Buyer acknowledges Motorola's claim that the Motorola Software and Products furnished hereunder contain valuable trade secrets of Motorola and therefore agrees that it will not translate, reverse engineer, de-compile or disassemble or make any other unauthorized use of such Motorola Software and Products. Since unauthorized use of such Motorola Software and Products will greatly diminish the value of such trade secrets and cause irreparable harm to Motorola, Buyer agrees that Motorola, in addition to any other remedies it may have, shall be entitled to equitable relief to protect such trade secrets, including without limitation temporary and permanent injunctive relief without the proving of damage by Motorola.

    (d) TRADEMARK AND PROPRIETARY MARKS.

         (1) The Products shipped under the terms and conditions of this Agreement will carry Motorola's trademark and proprietary marks or such other logo or proprietary marks as Motorola may expressly agree to in writing prior to any use of such other logo or mark.

         (2) Buyer hereby acknowledges the validity of the trademark "RADIUS" as well as of all other proprietary marks which are affixed to the Motorola Products and agrees that the aforesaid trademark and proprietary marks are and shall remain the property of Motorola.

         (3) Buyer shall not do anything to infringe upon, harm, or contest the validity of the aforesaid trademark or other proprietary marks of Motorola.

         (4) Buyer may use the trademark "RADIUS" in connection with the promotion or sale of such Motorola Products and state that such Products are manufactured by Motorola. Except as Motorola may otherwise specifically provide, such promotion shall be at Buyer's sole cost and expense.

         (5) Buyer agrees that it shall not use the trademark "RADIUS" as part of the name under which it conducts business.

         (6) Permission to display the word "MOTOROLA", "RADIUS" or any other proprietary word or symbol owned by Motorola or its affiliates, is only as stated above and it is expressly understood that nothing herein shall grant to Buyer any right, title or interest in the words "MOTOROLA", "RADIUS" (either alone or in association with other words, names or symbols), or in the corporate name of Motorola, or any part thereof or in any other trademark or trade name adopted by Motorola or its affiliates.

         (7) In order that Motorola may protect its trademarks, trade names, corporate slogans, goodwill and product designations, Buyer shall not use any such marks, names, slogans, or designations in any advertising copy, promotional material, signs or other written or printed material except in a form specifically approved in writing by Motorola.

         (8) If, as set forth in subparagraph (4) above, any such mark is used in signs, advertising or in any other manner by Buyer, Buyer will, upon termination or expiration of this Agreement, immediately discontinue all such use or display.

    (e) LICENSE DISCLAIMER. Except for the right to use the Motorola Software and Products for the purpose provided herein which arises by operation of law and except as expressly provided in the Agreement, nothing contained in this Agreement shall be deemed to grant to Buyer either directly or by implication, estoppel or otherwise, any license or right under any patents, copyrights, trademarks or trade secrets of Motorola or any third party.

8. USE OF BUYER'S NAME.

    Motorola may advertise the Products subject to this Agreement and Motorola may with Buyer's consent use Buyer's name in such advertising. To assist Buyer in promoting sales Motorola may furnish such promotional literature and other advertising aids as Motorola deems necessary.

9. TERM, TERMINATION.

    This Agreement will begin on the Agreement Date and is effective for the term indicated in Paragraph 1 unless terminated sooner according to this Paragraph. This Agreement may be terminated:

    (a) by either party without cause upon sixty days prior written notice to the other party; or

    (b) by Motorola immediately upon the occurrence of any of the following events:

         (1) a breach of any term or provision of Paragraphs 7 or 15;

         (2) a change in the control or management of Buyer which is unacceptable to Motorola;

         (3) Buyer ceasing to function as a going concern, declaring bankruptcy, having a receiver for it appointed, or otherwise taking advantage of any insolvency law;

         (4) Buyer's failure to cure a breach of this Agreement, other than a breach of Paragraphs 7 or 15, within thirty days after Motorola's written notification to Buyer of such breach;


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         (5) the untrue statement of a material fact, or omission to state a material fact necessary to make the statements contained therein not misleading, in any written information or statement furnished by Buyer to Motorola in connection with this Agreement or the performance of this Agreement;

         (6) Buyer's engaging in any practice with respect to the Products which is determined to be an illegal or unfair trade practice in violation of any applicable Federal, State or Local law, or which in the opinion of counsel to Motorola is an illegal or unfair trade practice in violation of any applicable Federal, State or Local law;

         (7) any direct or indirect sale of Products by Reseller outside of the fifty United States and the District of Columbia which are not in accordance with Paragraph 20 of this Agreement; or

         (8) any use by Buyer of any sales agent or representative (other than its employees) in connection with the performance of this Agreement without the prior written approval of Motorola.

    (c) Nothing contained in this Agreement shall be deemed to create any express or implied obligation on either party to renew or extend this Agreement or to create any right to continue this Agreement on the same terms and conditions contained in it.

10. EFFECT OF TERMINATION OR EXPIRATION.

    (a) Neither Motorola nor Buyer shall be liable to the other, or to any other party, by virtue of the termination or expiration of this Agreement for any reason whatsoever, or by virtue of the cancellation of any orders for the Products that are undelivered on the effective date of any termination of this Agreement, including, but not limited to, any claim for loss of profits or prospective profits for anticipated sales of Radius Communication Products.

    (b) All sums owed by either party to the other shall become due and payable immediately upon termination of this Agreement.

    (c) Upon termination or expiration of this Agreement, Buyer shall, within two working days of such termination or expiration, deliver to such address as Motorola shall specify all Motorola property, including but not limited to all catalogs, drawings, designs, engineering photographs, samples, literature, sales aids and other confidential business information and trade secrets of Motorola in Buyer's possession.

    (d) Upon expiration or termination, Motorola shall be relieved of any obligation to make any further shipments under this Agreement and, with respect to termination, may cancel all of Buyer's unshipped orders for the Products, irrespective of previous acceptance by Motorola. Motorola shall have no obligation or liability to Buyer or its prospective customers in connection with any such cancellations.

    (e) Motorola's acceptance of any order by Buyer for the Products after the termination or expiration of this Agreement shall not be construed as a renewal or extension of this Agreement, nor as a waiver of termination.

    (f) The terms, provisions, representations and warranties contained in this Agreement that by their sense and context are intended to survive the performance thereof by either or both parties shall so survive the completion of performances and termination or expiration of this Agreement, including the making of any and all payments due under this Agreement.

11. TAXES.

    Except for the amount, if any, of Federal, State, or Local taxes stated in Attachment A, the prices set forth herein are exclusive of any amount for Federal, State, or Local excise, sales, use, property, retailers' occupation or similar taxes. If any such excluded taxes are determined to be applicable to this transaction or if Motorola is required to pay or bear the burden of such taxes, the prices set forth herein shall be increased by the amount of such taxes and any interest or penalty thereon, and Buyer shall pay to Motorola the full amount of any such increase no later than ten days after receipt of an invoice for such taxes, or Buyer may provide Motorola an executed resale exemption certificate as required by state tax authorities to establish Buyer's tax exempt status as a reseller under this Agreement.

12. EXCUSABLE DELAYS.

    Motorola shall not be liable for any delay or failure to perform due to any cause beyond its control. Causes include but are not limited to strikes, acts of God, acts of the Buyer, interruptions of transportation or inability to obtain necessary labor, materials or facilities, or default of any supplier. The delivery schedule shall be considered extended by a period of time equal to the time lost because of an excusable delay. In the event Motorola is unable to wholly or partially perform because of any cause beyond its control, Motorola may terminate any order without any liability to Buyer.

13. WAIVER.

    The failure of either party to insist in any one or more instances upon the performance of any of the terms, covenants, or conditions in this Agreement, or to exercise any right under this Agreement, shall not be construed as a waiver or relinquishment of the future performance of any such term, covenant, or condition or the future exercise of any such right but the obligation of each party with respect to such future performance shall continue in full force and effect.


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14. FCC AND OTHER GOVERNMENT MATTERS.

    Buyer or the end-user is solely responsible for obtaining any licenses or other authorizations required by the Federal Communications Commission ("FCC") or any other Federal, State or Local governmental agency. Buyer is solely responsible for complying with applicable FCC rules and regulations and the applicable rules and regulations of any other Federal, State or Local governmental agency. Neither Motorola nor any of its employees is an agent of Buyer or the end-user in FCC or other governmental matters.

15. COMPLIANCE WITH LAW.

    Buyer shall at all times conduct its efforts hereunder in strict accordance with all applicable Federal, State and Local laws and regulations and with the highest commercial standards. Buyer agrees to promptly comply with any notices received from Motorola regarding compliance with any State or Federal law including but not limited to laws regarding warranty or consumer protection.

16. COMMUNICATIONS SERVICES.

    Buyer agrees that communications services such as Specialized Mobile Radio, community repeater or other communications services are not provided under the Agreement. Buyer or the end-user must enter into separate agreements with the service provider(s) to obtain such services. MOTOROLA DISCLAIMS LIABILITY FOR RANGE, COVERAGE, AVAILABILITY OR OPERATION OF ANY SYSTEM.

17. LIMITATIONS.

    (a) LIMITATION OF LIABILITY. EXCEPT FOR PERSONAL INJURY AND EXCEPT AS PROVIDED FOR IN THE SECTION "PATENT, COPYRIGHT AND TRADEMARKS", MOTOROLA'S TOTAL LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT WHETHER FOR BREACH OF CONTRACT, WARRANTY, MOTOROLA'S NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, IS LIMITED TO THE PRICE OF THE PARTICULAR PRODUCTS SOLD HEREUNDER WITH RESPECT TO WHICH LOSSES OR DAMAGES ARE CLAIMED. BUYER'S SOLE REMEDY IS TO REQUEST MOTOROLA AT MOTOROLA'S OPTION TO EITHER REFUND THE PURCHASE PRICE, OR REPAIR OR REPLACE PRODUCTS THAT ARE NOT AS WARRANTED. IN NO EVENT, WHETHER FOR BREACH OF CONTRACT, WARRANTY, MOTOROLA'S NEGLIGENCE, STRICT LIABILITY IN TORT, OR OTHERWISE, WILL MOTOROLA BE LIABLE FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, FRUSTRATION OF ECONOMIC OR BUSINESS EXPECTATIONS, LOSS OF PROFITS, LOSS OF DATA, COST OF CAPITAL, COST OF SUBSTITUTE PRODUCT(S), FACILITIES OR SERVICES, DOWNTIME COST OR ANY CLAIM AGAINST BUYER BY ANY OTHER PARTY.

    (b) INSURANCE. IT IS FURTHER UNDERSTOOD THAT MOTOROLA IS NOT AN INSURER AND THAT BUYER SHALL OBTAIN ALL INSURANCE, IF ANY, THAT IS DESIRED AND THAT MOTOROLA DOES NOT REPRESENT OR WARRANT THAT MOTOROLA PRODUCTS WILL AVERT OR PREVENT OCCURRENCES, OR THE CONSEQUENCES THEREFROM, WHICH ARE MONITORED, DETECTED OR CONTROLLED WITH USE OF THE PRODUCTS.

    (c) TIME TO SUE. EXCEPT FOR MONEY DUE UPON OPEN ACCOUNT, NO ACTION SHALL BE BROUGHT FOR ANY BREACH OF THIS AGREEMENT MORE THAN TWO YEARS AFTER THE ACCRUAL OF SUCH CAUSE OF ACTION EXCEPT WHERE A SHORTER LIMITATION PERIOD IS PROVIDED BY APPLICABLE LAW.

    (d) NO REPRESENTATIONS. THE ISSUANCE OF INFORMATION, ADVICE, APPROVALS, INSTRUCTIONS OR COST PROJECTIONS BY MOTOROLA'S SALES PERSONNEL OR OTHER REPRESENTATIVES SHALL BE DEEMED EXPRESSIONS OF PERSONAL OPINION ONLY AND SHALL NOT AFFECT MOTOROLA'S AND BUYER'S RIGHTS AND OBLIGATIONS HEREUNDER UNLESS THE SAME IS IN WRITING AND SIGNED BY AN OFFICER OF MOTOROLA WITH THE EXPLICIT STATEMENT THAT IT CONSTITUTES AN AMENDMENT TO THIS AGREEMENT.

18. FORECAST.

    During the term of this Agreement, Buyer shall update, on a monthly basis, its inventory of Products and provide Seller, in a form to be provided by Seller, a monthly usage forecast to assist Seller in maintaining an orderly production flow for the purpose of meeting Buyer's delivery requirements. Buyer's failure to provide such information may be considered cause by Seller for excusable delivery delay.

19. PARTY RELATIONSHIP.

    This Sales Agreement does not create an agency, joint venture or partnership between Buyer and Seller. Neither party shall impose or create any obligation or responsibility, express or implied, or make any promises, representations or warranties on behalf of the other party, other than as expressly provided herein.



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 20. SALES OUTSIDE OF THE UNITED STATES.

    In the event that Reseller elects to sell Motorola Radius Products or services to entities outside of the United States, Reseller does so solely at its own option and risk. Reseller remains solely and exclusively responsible for compliance with all statutes and regulations governing sales to foreign entities. These statutes include, but are not limited to those of the United States Government including United States export control law and those of the foreign entity involved, as well as those of certain international organizations whose function it is to regulate such sales, such as The Coordinating Committee for East West Trade. Radius makes no representations, certifications or warranties whatsoever with respect to the ability of its goods, services or prices to satisfy any such statutes or regulations. Failure of the Reseller to conduct any sales to foreign entities in strict accordance with all statutes and regulations of all governments and organizations involved shall constitute a material breach of this Agreement. The Radius Limited Warranty does not apply outside of the fifty United States and the District of Columbia.

21. SALES TO THE U.S. GOVERNMENT.

    In the event that Reseller sells Products or services to the U.S. Government, or to a prime contractor selling to the U.S. Government, Reseller does so at its own option and risk. Reseller remains solely and exclusively responsible for compliance with all statutes and regulations governing sales to the U.S. Government. Motorola Radius makes no representations, certifications or warranties whatsoever with respect to the ability of its goods, services or prices to satisfy any such statutes or regulations. Failure of the Reseller to conduct any sales to the U.S. Government, or to U.S. Government prime contractors, in strict accordance with U.S. law shall constitute a material breach of this Agreement.

22. GENERAL.

    (a) Except for changes by Motorola in the various attachments to this Agreement or in the price, design, terms of sale, warranty, or specifications of the Products, any amendment to this Agreement must be in writing and signed by an authorized representative of Motorola and Reseller.

    (b) Buyer acknowledges that it has read and understands these terms and conditions and agrees to be bound by them, and that this Agreement, including the Attachments, is the complete and exclusive statement of the agreement between the parties and supersedes all proposals, oral or written, and all other communications between the parties relating to the subject matter hereof.

    (c) This Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and assigns. Buyer may not assign this Agreement without the express written consent of Seller.

    (d) If any provision of this Agreement is contrary to, prohibited by or held invalid by any law, rule, order or regulation of any government or by the final determination of any State or Federal Court, such invalidity shall not effect the enforceability of any other provisions not held to be invalid.

    (e) Section and paragraph headings used in this Agreement are for convenience only and are not to be deemed or construed to be part of this Agreement.

    (f) CONTROLLING LAW. THIS DOCUMENT AND THE RIGHTS AND DUTIES OF THE PARTIES SHALL BE GOVERNED AND INTERPRETED ACCORDING TO THE LAWS OF THE STATE OF ILLINOIS.

    The parties deem this Agreement to be executed by their duly authorized representatives on the Agreement Date.

SELLER:                                 BUYER:

MOTOROLA, INC.                          CHAMPION COMM. SERVICES, INC.

                                        David A. Terman
                                        ------------------------------

By:      /s/ LEO ZIMINSKY               By: /s/ DAVID A. TERMAN
   -------------------------------         ---------------------------
       (Authorized Signature)               (Authorized Signature)

Title:       Leo Ziminsky               Title:  President
      ----------------------------            ------------------------
      V.P. and General Manager
         November 8, 1994

Attachments Included:
A. Products and Pricing Schedule
B. Reseller Order Form
C. Uniform Commercial Code UCC 1
D. Limited Warranty

                        AMENDMENT TO RESELLER AGREEMENT

    This amending agreement is made and entered into this 22 day of September, 1994 by and between MOTOROLA ("Motorola"), and Champion Comm. Services, Inc. ("Buyer").

    WHEREAS, the parties hereto made and entered into a written RADIUS COMMUNICATION PRODUCTS RESELLER AGREEMENT on September 22, 1994 ("Reseller Agreement") which provides that Buyer shall sell the Products purchased under the Agreement to end users only and that Buyer shall not appoint sales agents or representatives in connection with the performance of the Agreement without the prior approval of Motorola, and

    WHEREAS, Buyer recognizes Motorola's interest in planning and maintaining an efficient product distribution system to encourage Buyer and other resellers to make the investments necessary to expand Motorola's distribution of Products and services and to provide the highest levels of customer satisfaction.

    THEREFORE, Motorola and Buyer agree as follows:

    1. Paragraph 9(b)(8) of the Reseller Agreement ("TERM, TERMINATION") is deleted and replaced with the following: "any direct or indirect sale of Products by Reseller other that at retail (i.e., other than to end-users) and/or any sale in connection with a sales agent or representative not approved by Motorola. Buyer further agrees to pay to Motorola damages of $150.00 for each unit so sold in addition to or in lieu of termination, at Motorola's discretion. Any such payment shall be in accordance with the payment terms set forth in Attachment
         A. Buyer agrees to give to Motorola and to its accountants and other representatives full access to all books, contracts, commitments and records of Buyer related to Buyer's sale of Products, and to furnish all other information with respect to its affairs, as deemed necessary by Motorola to determine the amount of any such payment owed."

    2. In all other respect, the Reseller Agreement shall continue in full force and effect.

    3.   This amendment shall become effective on the date hereof.

MOTOROLA:                               BUYER:

                                        /s/ DAVID A. TERMAN
                                        -----------------------------------

By:     /s/ LEO ZIMINSKY                By: David A. Terman
   -------------------------------         --------------------------------
Title:    Leo Ziminsky                  Title: President
      ----------------------------            -----------------------------
        V.P. and General Manager
           November 8, 1994

                             MASTER AMENDMENT NO.1
                                       to
         MOTOROLA INC. RADIUS COMMUNICATION PRODUCTS RESELLER AGREEMENT
                                 ("Agreement")
                                    between
                          MOTOROLA, INC. ("Motorola")
                                      and
               Champion Communication Services Inc. ("Reseller")

                      The Woodlands, Texas (City, State")

    Effective the Motorola execution date shown below, Reseller and Motorola agree that the Agreement is changed as follows:

A. Subparagraph 9(b)(8) of the Agreement entitled, "TERM, TERMINATION" is replaced in its entirety with the following:

    "any direct or indirect sale of the Products by Reseller that does not comply with Reseller's covenant to limit its distribution of the Products purchased under this Agreement to direct sale by Reseller only to customers at retail for end use as limited by the terms and conditions of this Agreement.".

B. The following new sections are added to the end of the Agreement:

"AA. RESELLER MARKETING REPORTS

    Reseller shall provide to Motorola by the first Wednesday of each month during any term of this Agreement, a marketing report ("Reseller Marketing Report") by customer name setting forth the number of units of each of the Products sold by Reseller during the preceding month, including dollar volume of sales by ultimate destination zip code, customer Standard Industrial Code ("SIC"), or other categories or industry groupings requested by Motorola. Reseller shall provide said information by completing and sending to Motorola a marketing report in whatever form requested by Motorola. The current form of marketing report is attached to this amendment as Attachment 1-Reseller Marketing Report Form.

    In the event Reseller fails to provide Motorola any marketing report called for by this Agreement and Reseller fails to cure such failure within fifteen
(15) days of notice of such failure from Motorola then, in addition to Motorola's other rights and remedies under the Agreement, at law or in equity, Motorola may withhold any further processing of any Reseller order for Products until each such report is provided to Motorola as required by the Agreement.

BB. Per Unit Administrative Processing Charge

    Reseller agrees to limit its distribution of the Products purchased under the Agreement to direct sale by Reseller to customers at retail for end use as limited by the terms and conditions of the Agreement. Reseller acknowledges that its defined role in Motorola's distribution system is necessary, in order to encourage Motorola, Reseller and Motorola's other resellers, distributors and dealers to make the distribution efforts necessary to expand Motorola's distribution of Products and to provide the highest levels of customer satisfaction.

                                                              (See Reverse Side)

    Reseller and Motorola agree that Motorola shall incur serious damages if Reseller's sale of any Products unit fails to comply with the aforementioned provisions of the Agreement and, further, that the amount of those damages are uncertain and difficult of estimation because such damages include by way of illustration but not Limitation, Motorola undertaking a variety of record keeping, administrative and operational activities and the costs and expenses related thereto for each such breach of the Agreement by Reseller.

    In addition to Motorola's other rights and remedies under the Agreement, at law or in equity, to compensate Motorola for such damages, Motorola and Reseller agree that for each such Products unit sale, as stipulated damages and not as a penalty, on a per Products unit involved in the transaction basis, the stipulated sum shall be a Per Unit Administrative Processing Charge which shall consist of the difference between Motorola's Suggested List Price and the Reseller purchase price listed in Motorola's then current Reseller Price Book for each Products unit involved in each such non-compliant sale ("Per Unit Administrative Processing Charge"). To assist in the identification of each Reseller Products unit subject to the Per Unit Administrative Processing Charge, Reseller shall give to Motorola full cooperation and access to all of Reseller's books, contracts and records related in any way to Reseller's sale of Products units, and to furnish to Motorola all other information with respect to its affairs, as deemed necessary by Motorola, to identify each such Products unit.

    Motorola shall invoice Reseller for each Per Unit Administrative Processing Charge. Payment for each such invoice shall be due upon Reseller's receipt of invoice. In the event Reseller fails to pay an outstanding Per Unit Administrative Processing Charge invoice within thirty (30) days of the date such payment is due, in addition to Motorola's other rights and remedies under the Agreement, at law or in equity, Motorola may withhold any further processing of any Reseller order for Products until such payment is made."

    C. This Master Amendment No. 1 replaces and supersedes any existing amendment to the Agreement which had as its purpose an amendment to Paragraph 9
(b)(8) of the Agreement. Upon the Motorola execution date shown below, any such existing amendment between Reseller and Motorola is no longer of any force or effect.

Except as specifically amended above, the Agreement remains in full force and effect in accordance with all its terms. conditions and amounts.

MOTOROLA. INC.:                         RESELLER:

By: /s/ LEO ZIMINSKY                    By:  KEN NOTTER
   -----------------------------           -------------------------------

Print Name:  Leo Ziminsky               Print Name:  Ken Notter
           ---------------------                   -----------------------

Title: VP Division General Manager      Print Title: Sr. V.P.
       RPAG - US & Canada

Motorola Execution Date: Sep-30-96      Reseller Execution Date: 9-23-96
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